Events after the reporting date	6 Months Ended
Jun. 30, 2025
Events after the reporting date [Abstract]
Events after the reporting date
16.	Events after the reporting date

In July 2025, the Group received a communication from the U.S. Food and Drug Administration (FDA) relating to its complete response to the clinical hold of its Investigational New Drug Application (IND) for GH001. The status of the IND remains unchanged, and the Group continues to work to resolve the clinical hold.